Exhibit 99.2

Regions Financial Corporation and Subsidiaries
Financial Supplement
Second Quarter 2019

Regions Financial Corporation and Subsidiaries
Financial Supplement to Second Quarter 2019 Earnings Release

Table of Contents

Page

Financial Highlights	1

Selected Ratios and Other Information	2

Consolidated Statements of Income	3

Consolidated Average Daily Balances and Yield / Rate Analysis	5

Pre-Tax Pre-Provision Income ("PPI") and Adjusted PPI	7

Non-Interest Income, Mortgage Income, Wealth Management Income and Capital Markets Income	8

Non-Interest Expense	10

Reconciliation to GAAP Financial Measures
Adjusted Efficiency Ratios, Adjusted Fee Income Ratios, Adjusted Non-Interest Income / Expense, Adjusted Operating Leverage Ratios, and Return Ratios	11

Credit Quality
Allowance for Credit Losses, Net Charge-Offs and Related Ratios	14
Non-Accrual Loans (excludes loans held for sale), Criticized and Classified Loans - Business Services, and Home Equity Lines of Credit - Future Principal Payment Resets	16
Early and Late Stage Delinquencies	17
Troubled Debt Restructurings	18

Consolidated Balance Sheets	19

Loans	20

Deposits	23

Reconciliation to GAAP Financial Measures
Tangible Common Ratios and Capital	25

Forward-Looking Statements	26

Regions Financial Corporation and Subsidiaries
Financial Supplement to Second Quarter 2019 Earnings Release

Financial Highlights

	Quarter Ended
($ amounts in millions, except per share data)	6/30/2019	3/31/2019	12/31/2018	9/30/2018	6/30/2018
Earnings Summary
Interest income and other financing income - taxable equivalent	$1,202	$1,196	$1,171	$1,125	$1,088
Interest expense - taxable equivalent	235	223	188	156	136
Depreciation expense on operating lease assets	11	12	12	14	14
Net interest income and other financing income - taxable equivalent - continuing operations	956	961	971	955	938
Less: Taxable-equivalent adjustment	14	13	13	13	12
Net interest income and other financing income	942	948	958	942	926
Provision for loan losses	92	91	95	84	60
Net interest income and other financing income after provision for loan losses	850	857	863	858	866
Non-interest income	494	502	481	519	512
Non-interest expense	861	860	853	922	911
Income from continuing operations before income taxes	483	499	491	455	467
Income tax expense	93	105	85	85	89
Income from continuing operations	390	394	406	370	378
Income (loss) from discontinued operations before income taxes	—	—	—	274	(3)
Income tax expense (benefit)	—	—	—	80	—
Income (loss) from discontinued operations, net of tax	—	—	—	194	(3)
Net income	$390	$394	$406	$564	$375
Income from continuing operations available to common shareholders	$374	$378	$390	$354	$362
Net income available to common shareholders	$374	$378	$390	$548	$359

Earnings per common share from continuing operations - basic	$0.37	$0.37	$0.38	$0.33	$0.32
Earnings per common share from continuing operations - diluted	0.37	0.37	0.37	0.32	0.32
Earnings per common share - basic	0.37	0.37	0.38	0.50	0.32
Earnings per common share - diluted	0.37	0.37	0.37	0.50	0.32

Balance Sheet Summary
At quarter-end—Consolidated
Loans, net of unearned income	$83,553	$84,430	$83,152	$81,821	$80,478
Allowance for loan losses	(853)	(853)	(840)	(840)	(838)
Assets	127,518	128,802	125,688	124,578	124,557
Deposits	94,971	95,720	94,491	93,255	95,283
Long-term borrowings - Federal Home Loan Bank advances	3,102	6,902	6,902	5,703	5,153
Long-term borrowings - Other	6,111	6,055	5,522	5,475	4,737
Stockholders' equity	16,608	15,512	15,090	14,770	15,777
Average balances—Consolidated
Loans, net of unearned income	$83,905	$83,725	$81,873	$81,022	$79,957
Assets	126,115	125,543	123,538	123,526	122,960
Deposits	94,918	94,170	93,159	93,942	95,253
Long-term borrowings - Federal Home Loan Bank advances	4,787	5,876	5,704	5,286	3,711
Long-term borrowings - Other	6,068	5,877	5,478	5,143	5,031
Stockholders' equity	15,927	15,192	14,605	15,401	15,682

Regions Financial Corporation and Subsidiaries
Financial Supplement to Second Quarter 2019 Earnings Release

Selected Ratios and Other Information

	As of and for Quarter Ended
	6/30/2019	3/31/2019	12/31/2018	9/30/2018	6/30/2018
Return on average assets* (1)	1.24%	1.27%	1.30%	1.19%	1.23%
Return on average common stockholders' equity*	10.16%	10.66%	11.22%	14.91%	9.68%
Return on average common stockholders' equity from continuing operations*	10.15%	10.66%	11.23%	9.62%	9.77%
Return on average tangible common stockholders’ equity (non-GAAP)* (2)	15.11%	16.09%	17.32%	22.36%	14.54%
Return on average tangible common stockholders’ equity from continuing operations (non-GAAP)* (2)	15.10%	16.09%	17.33%	14.42%	14.67%
Efficiency ratio from continuing operations	59.4%	58.8%	58.7%	62.6%	62.7%
Adjusted efficiency ratio from continuing operations (non-GAAP) (2)	58.3%	58.3%	58.1%	58.1%	60.4%
Common book value per share	$15.24	$14.50	$13.92	$13.22	$13.42
Tangible common book value per share (non-GAAP) (2)	$10.42	$9.72	$9.19	$8.62	$8.97
Tangible common stockholders’ equity to tangible assets (non-GAAP) (2)	8.53%	7.95%	7.80%	7.60%	8.36%
Basel III common equity (3)	$10,484	$10,443	$10,371	$10,481	$11,234
Basel III common equity Tier 1 ratio (3)	9.9%	9.8%	9.9%	10.2%	11.0%
Tier 1 capital ratio (3)	11.1%	10.6%	10.7%	11.0%	11.8%
Total risk-based capital ratio (3)	12.9%	12.4%	12.5%	12.8%	13.6%
Leverage ratio (3)	9.7%	9.3%	9.3%	9.4%	10.1%
Effective tax rate	19.4%	21.0%	17.4%	18.7%	19.2%
Allowance for loan losses as a percentage of loans, net of unearned income	1.02%	1.01%	1.01%	1.03%	1.04%
Allowance for loan losses to non-performing loans, excluding loans held for sale	160%	163%	169%	156%	141%
Net interest margin (FTE)*	3.45%	3.53%	3.55%	3.50%	3.49%
Loans, net of unearned income, to total deposits	88.0%	88.2%	88.0%	87.8%	84.5%
Net charge-offs as a percentage of average loans*	0.44%	0.38%	0.46%	0.40%	0.32%
Non-accrual loans, excluding loans held for sale, as a percentage of loans	0.64%	0.62%	0.60%	0.66%	0.74%
Non-performing assets (excluding loans 90 days past due) as a percentage of loans, foreclosed properties, non-marketable investments and non-performing loans held for sale	0.72%	0.71%	0.68%	0.76%	0.83%
Non-performing assets (including loans 90 days past due) as a percentage of loans, foreclosed properties, non-marketable investments and non-performing loans held for sale (4)	0.89%	0.88%	0.85%	0.93%	0.99%
Associate headcount—full-time equivalent from continuing operations	19,765	20,056	19,969	19,869	20,326
ATMs	2,021	1,985	1,952	1,938	1,956
Branch Statistics
Full service	1,402	1,399	1,396	1,394	1,414
Drive-through/transaction service only	58	57	58	61	62
Total branch outlets	1,460	1,456	1,454	1,455	1,476

*Annualized

(1)	Calculated by dividing income from continuing operations by consolidated average assets.

(2)	See reconciliation of GAAP to non-GAAP Financial Measures on pages 7, 11, 12, 13, 21, 22 and 25.

(3)	Current quarter Basel III common equity as well as the Basel III common equity Tier 1, Tier 1 capital, Total risk-based capital and Leverage ratios are estimated.

(4)	Excludes guaranteed residential first mortgages that are 90+ days past due and still accruing. Refer to the footnotes on page 17 for amounts related to these loans.

Regions Financial Corporation and Subsidiaries
Financial Supplement to Second Quarter 2019 Earnings Release

Consolidated Statements of Income (unaudited)

	Quarter Ended
($ amounts in millions, except per share data)	6/30/2019	3/31/2019	12/31/2018	9/30/2018	6/30/2018
Interest income, including other financing income on:
Loans, including fees	$992	$981	$962	$919	$881
Debt securities—taxable	163	165	160	155	156
Loans held for sale	4	3	4	4	4
Other earning assets	15	19	17	17	17
Operating lease assets	14	15	15	17	18
Total interest income, including other financing income	1,188	1,183	1,158	1,112	1,076
Interest expense on:
Deposits	125	108	80	64	57
Short-term borrowings	14	13	15	8	6
Long-term borrowings	96	102	93	84	73
Total interest expense	235	223	188	156	136
Depreciation expense on operating lease assets	11	12	12	14	14
Total interest expense and depreciation expense on operating lease assets	246	235	200	170	150
Net interest income and other financing income	942	948	958	942	926
Provision for loan losses	92	91	95	84	60
Net interest income and other financing income after provision for loan losses	850	857	863	858	866
Non-interest income:
Service charges on deposit accounts	181	175	185	179	175
Card and ATM fees	120	109	111	111	112
Wealth management income	79	76	77	77	77
Capital markets income	39	42	50	45	57
Mortgage income	31	27	30	32	37
Securities gains (losses), net	(19)	(7)	—	—	1
Other	63	80	28	75	53
Total non-interest income	494	502	481	519	512
Non-interest expense:
Salaries and employee benefits	469	478	468	473	511
Net occupancy expense	80	82	86	82	84
Furniture and equipment expense	84	76	82	81	81
Other	228	224	217	286	235
Total non-interest expense	861	860	853	922	911
Income from continuing operations before income taxes	483	499	491	455	467
Income tax expense	93	105	85	85	89
Income from continuing operations	390	394	406	370	378
Discontinued operations (1):
Income (loss) from discontinued operations before income taxes	—	—	—	274	(3)
Income tax expense (benefit)	—	—	—	80	—
Income (loss) from discontinued operations, net of tax	—	—	—	194	(3)
Net income	$390	$394	$406	$564	$375
Net income from continuing operations available to common shareholders	$374	$378	$390	$354	$362
Net income available to common shareholders	$374	$378	$390	$548	$359
Weighted-average shares outstanding—during quarter:
Basic	1,010	1,019	1,035	1,086	1,119
Diluted	1,012	1,028	1,043	1,095	1,128
Actual shares outstanding—end of quarter	1,004	1,013	1,025	1,055	1,114
Earnings per common share from continuing operations:
Basic	$0.37	$0.37	$0.38	$0.33	$0.32
Diluted	$0.37	$0.37	$0.37	$0.32	$0.32
Earnings (loss) per common share from discontinued operations (1)(2):
Basic	$0.00	$0.00	$0.00	$0.18	$(0.00)
Diluted	$0.00	$0.00	$0.00	$0.18	$(0.00)
Earnings per common share:
Basic	$0.37	$0.37	$0.38	$0.50	$0.32
Diluted	$0.37	$0.37	$0.37	$0.50	$0.32
Taxable-equivalent net interest income and other financing income	$956	$961	$971	$956	$938
________

(1)
On April 4, 2018, Regions entered into a stock purchase agreement to sell Regions Insurance Group, Inc to BB&T Insurance Holdings. The transaction closed on July 2, 2018. The transaction generated an after-tax gain of $196 million. On January 11, 2012, Regions entered into a stock purchase agreement to sell Morgan Keegan and Company and related affiliates to Raymond James Financial Inc. The sale closed on April 2, 2012.

(2)	In a period where there is a loss from discontinued operations, basic weighted-average common shares outstanding are used to determine both basic and diluted earnings per share.

Regions Financial Corporation and Subsidiaries
Financial Supplement to Second Quarter 2019 Earnings Release

Consolidated Statements of Income (continued) (unaudited)

	Six Months Ended June 30
($ amounts in millions, except per share data)	2019	2018
Interest income, including other financing income on:
Loans, including fees	$1,973	$1,732
Debt securities—taxable	328	310
Loans held for sale	7	7
Other earning assets	34	36
Operating lease assets	29	38
Total interest income, including other financing income	2,371	2,123
Interest expense on:
Deposits	233	106
Short-term borrowings	27	7
Long-term borrowings	198	145
Total interest expense	458	258
Depreciation expense on operating lease assets	23	30
Total interest expense and depreciation expense on operating lease assets	481	288
Net interest income and other financing income	1,890	1,835
Provision for loan losses	183	50
Net interest income and other financing income after provision for loan losses	1,707	1,785
Non-interest income:
Service charges on deposit accounts	356	346
Card and ATM fees	229	216
Wealth management income	155	152
Capital markets income	81	107
Mortgage income	58	75
Securities gains (losses), net	(26)	1
Other	143	122
Total non-interest income	996	1,019
Non-interest expense:
Salaries and employee benefits	947	1,006
Net occupancy expense	162	167
Furniture and equipment expense	160	162
Other	452	460
Total non-interest expense	1,721	1,795
Income from continuing operations before income taxes	982	1,009
Income tax expense	198	217
Income from continuing operations	784	792
Discontinued operations:
Income (loss) from discontinued operations before income taxes	—	(3)
Income tax expense (benefit)	—	—
Income (loss) from discontinued operations, net of tax	—	(3)
Net income	$784	$789
Net income from continuing operations available to common shareholders	$752	$760
Net income available to common shareholders	$752	$757
Weighted-average shares outstanding—during year:
Basic	1,015	1,123
Diluted	1,020	1,135
Actual shares outstanding—end of period	1,004	1,114
Earnings per common share from continuing operations:
Basic	$0.74	$0.68
Diluted	$0.74	$0.67
Earnings (loss) per common share from discontinued operations (1)(2):
Basic	$0.00	$(0.00)
Diluted	$0.00	$(0.00)
Earnings per common share:
Basic	$0.74	$0.67
Diluted	$0.74	$0.67
Taxable-equivalent net interest income and other financing income	$1,917	$1,860
________

(1)
On April 4, 2018, Regions entered into a stock purchase agreement to sell Regions Insurance Group, Inc to BB&T Insurance Holdings. The transaction closed on July 2, 2018. The transaction generated an after-tax gain of $196 million. On January 11, 2012, Regions entered into a stock purchase agreement to sell Morgan Keegan and Company and related affiliates to Raymond James Financial Inc. The sale closed on April 2, 2012.

(2)	In a period where there is a loss from discontinued operations, basic weighted-average common shares outstanding are used to determine both basic and diluted earnings per share.

Regions Financial Corporation and Subsidiaries
Financial Supplement to Second Quarter 2019 Earnings Release

Consolidated Average Daily Balances and Yield/Rate Analysis

	Quarter Ended
	6/30/2019			3/31/2019
($ amounts in millions; yields on taxable-equivalent basis)	Average Balance	Income/ Expense	Yield/ Rate	Average Balance	Income/ Expense	Yield/ Rate
Assets
Earning assets:
Debt securities—taxable	$24,539	$163	2.67%	$24,251	$165	2.72%
Loans held for sale	398	4	4.14	302	3	3.63
Loans, net of unearned income:
Commercial and industrial	40,707	457	4.49	39,999	445	4.49
Commercial real estate mortgage—owner-occupied	5,448	64	4.65	5,560	65	4.65
Commercial real estate construction—owner-occupied	447	5	4.81	409	5	4.72
Commercial investor real estate mortgage	4,699	54	4.53	4,729	54	4.58
Commercial investor real estate construction	1,797	25	5.44	1,821	25	5.60
Residential first mortgage	14,150	142	4.01	14,203	144	4.04
Home equity	8,910	109	4.89	9,135	111	4.89
Indirect—vehicles	2,578	23	3.58	2,924	24	3.38
Indirect—other consumer	2,662	60	9.04	2,429	54	8.85
Consumer credit card	1,286	42	13.09	1,304	43	13.41
Other consumer	1,221	25	8.02	1,212	24	8.12
Total loans, net of unearned income	83,905	1,006	4.79	83,725	994	4.78
Investment in operating leases, net	340	3	3.45	364	3	3.41
Other earning assets	1,959	15	3.00	1,849	19	4.29
Total earning assets	111,141	1,191	4.28	110,491	1,184	4.31
Allowance for loan losses	(857)			(843)
Cash and due from banks	1,857			1,893
Other non-earning assets	13,974			14,002
	$126,115			$125,543
Liabilities and Stockholders’ Equity
Interest-bearing liabilities:
Savings	$8,806	3	0.16	$8,852	4	0.17
Interest-bearing checking	18,869	33	0.71	19,309	33	0.69
Money market	24,350	49	0.79	23,989	40	0.68
Time deposits	9,010	40	1.78	8,124	31	1.56
Total interest-bearing deposits (1)	61,035	125	0.82	60,274	108	0.73
Federal funds purchased and securities sold under agreements to repurchase	244	1	2.41	343	2	2.41
Other short-term borrowings	1,965	13	2.54	1,735	11	2.55
Long-term borrowings	10,855	96	3.52	11,753	102	3.47
Total interest-bearing liabilities	74,099	235	1.27	74,105	223	1.22
Non-interest-bearing deposits (1)	33,883	—	—	33,896	—	—
Total funding sources	107,982	235	0.87	108,001	223	0.83
Net interest spread			3.01			3.09
Other liabilities	2,195			2,350
Stockholders’ equity	15,927			15,192
Noncontrolling interest	11			—
	$126,115			$125,543
Net interest income and other financing income/margin FTE basis		$956	3.45%		$961	3.53%
_______

(1)
Total deposit costs may be calculated by dividing total interest expense on deposits by the sum of interest-bearing deposits and non-interest bearing deposits. The rates for total deposit costs equal 0.53% and 0.46% for the quarters ended June 30, 2019 and March 31, 2019.

Regions Financial Corporation and Subsidiaries
Financial Supplement to Second Quarter 2019 Earnings Release

Consolidated Average Daily Balances and Yield/Rate Analysis (continued)

	Quarter Ended
	12/31/2018			9/30/2018			6/30/2018
($ amounts in millions; yields on taxable-equivalent basis)	Average Balance	Income/ Expense	Yield/ Rate	Average Balance	Income/ Expense	Yield/ Rate	Average Balance	Income/ Expense	Yield/ Rate
Assets
Earning assets:
Debt securities—taxable	$23,891	$160	2.68%	$24,198	$156	2.56%	$24,386	$156	2.56%
Loans held for sale	413	4	4.25	386	4	4.14	388	4	4.21
Loans, net of unearned income:
Commercial and industrial	38,111	430	4.46	37,410	402	4.26	36,874	385	4.17
Commercial real estate mortgage—owner-occupied	5,847	69	4.64	6,000	71	4.61	6,017	71	4.67
Commercial real estate construction—owner-occupied	349	4	4.73	311	4	4.84	298	3	4.79
Commercial investor real estate mortgage	4,275	48	4.39	4,083	44	4.25	3,724	39	4.12
Commercial investor real estate construction	1,815	25	5.31	1,809	24	5.06	1,867	22	4.83
Residential first mortgage	14,230	142	4.01	14,162	141	3.96	13,980	137	3.93
Home equity	9,335	111	4.75	9,543	110	4.61	9,792	109	4.46
Indirect—vehicles	3,109	27	3.40	3,190	27	3.33	3,260	26	3.23
Indirect—other consumer	2,287	51	8.77	2,042	44	8.61	1,743	38	8.68
Consumer credit card	1,298	43	13.06	1,271	41	12.85	1,245	39	12.50
Other consumer	1,217	25	8.12	1,201	24	8.12	1,157	24	8.09
Total loans, net of unearned income	81,873	975	4.72	81,022	932	4.56	79,957	893	4.46
Investment in operating leases, net	383	3	3.36	410	3	3.33	439	4	3.59
Other earning assets	2,015	17	3.26	2,440	17	2.87	2,558	17	2.60
Total earning assets	108,575	1,159	4.24	108,456	1,112	4.07	107,728	1,074	3.98
Allowance for loan losses	(839)			(834)			(848)
Cash and due from banks	1,957			2,036			1,953
Other non-earning assets	13,845			13,868			14,127
	$123,538			$123,526			$122,960
Liabilities and Stockholders’ Equity
Interest-bearing liabilities:
Savings	8,827	3	0.15	$8,928	4	0.15	$8,981	3	0.15
Interest-bearing checking	18,295	24	0.52	18,924	21	0.44	19,534	18	0.38
Money market	23,850	31	0.51	24,046	22	0.37	24,235	19	0.30
Time deposits	7,018	22	1.24	6,630	17	1.06	6,692	17	0.98
Total interest-bearing deposits (1)	57,990	80	0.54	58,528	64	0.44	59,442	57	0.38
Federal funds purchased and securities sold under agreements to repurchase	241	2	2.27	154	—	—	41	1	1.83
Other short-term borrowings	2,227	13	2.38	1,480	8	2.07	1,161	5	1.90
Long-term borrowings	11,182	93	3.28	10,429	84	3.14	8,742	73	3.35
Total interest-bearing liabilities	71,640	188	1.04	70,591	156	0.88	69,386	136	0.79
Non-interest-bearing deposits (1)	35,169	—	—	35,414	—	—	35,811	—	—
Total funding sources	106,809	188	0.69	106,005	156	0.58	105,197	136	0.52
Net interest spread			3.20			3.19			3.19
Other liabilities	2,124			2,120			2,081
Stockholders’ equity	14,605			15,401			15,682
	$123,538			$123,526			$122,960
Net interest income and other financing income/margin FTE basis		$971	3.55%		$956	3.50%		$938	3.49%
_______

(1)
Total deposit costs may be calculated by dividing total interest expense on deposits by the sum of interest-bearing deposits and non-interest bearing deposits. The rates for total deposit costs equal 0.34% for the quarter ended December 31, 2018, 0.27% for the quarter ended September 30, 2018 and 0.24% for the quarter ended June 30, 2018.

Regions Financial Corporation and Subsidiaries
Financial Supplement to Second Quarter 2019 Earnings Release

Pre-Tax Pre-Provision Income ("PPI") and Adjusted PPI (non-GAAP)
The Pre-Tax Pre-Provision Income tables below present computations of pre-tax pre-provision income from continuing operations excluding certain adjustments (non-GAAP). Regions believes that the presentation of PPI and the exclusion of certain items from PPI provides a meaningful base for period-to-period comparisons, which management believes will assist investors in analyzing the operating results of the Company and predicting future performance. These non-GAAP financial measures are also used by management to assess the performance of Regions’ business. It is possible that the activities related to the adjustments may recur; however, management does not consider the activities related to the adjustments to be indications of ongoing operations. Regions believes that presentation of these non-GAAP financial measures will permit investors to assess the performance of the Company on the same basis as that applied by management. Non-GAAP financial measures have inherent limitations, are not required to be uniformly applied and are not audited. Although these non-GAAP financial measures are frequently used by stakeholders in the evaluation of a company, they have limitations as analytical tools, and should not be considered in isolation, or as a substitute for analyses of results as reported under GAAP. In particular, a measure of income that excludes certain adjustments does not represent the amount that effectively accrues directly to stockholders.

	Quarter Ended
($ amounts in millions)	6/30/2019	3/31/2019	12/31/2018	9/30/2018	6/30/2018	2Q19 vs. 1Q19		2Q19 vs. 2Q18
Net income from continuing operations available to common shareholders (GAAP)	$374	$378	$390	$354	$362	$(4)	(1.1)%	$12	3.3%
Preferred dividends (GAAP)	16	16	16	16	16	—	—%	—	—%
Income tax expense (GAAP)	93	105	85	85	89	(12)	(11.4)%	4	4.5%
Income from continuing operations before income taxes (GAAP)	483	499	491	455	467	(16)	(3.2)%	16	3.4%
Provision for loan losses (GAAP)	92	91	95	84	60	1	1.1%	32	53.3%
Pre-tax pre-provision income from continuing operations (non-GAAP)	575	590	586	539	527	(15)	(2.5)%	48	9.1%
Other adjustments:
Gain on sale of affordable housing residential mortgage loans (1)	—	(8)	—	—	—	8	(100.0)%	—	NM
Securities (gains) losses, net	19	7	—	—	(1)	12	171.4%	20	NM
Leveraged lease termination gains	—	—	—	(4)	—	—	NM	—	NM
Salaries and employee benefits—severance charges	2	2	7	5	34	—	—%	(32)	(94.1)%
Branch consolidation, property and equipment charges	2	6	3	4	1	(4)	(66.7)%	1	100.0%
Contribution to the Regions Financial Corporation foundation	—	—	—	60	—	—	NM	—	NM
Total other adjustments	23	7	10	65	34	16	228.6%	(11)	(32.4)%
Adjusted pre-tax pre-provision income from continuing operations (non-GAAP)	$598	$597	$596	$604	$561	$1	0.2%	$37	6.6%
______
NM - Not Meaningful
(1) The gain on sale of affordable housing residential mortgage loans in the first quarter of 2019 was the result of the sale of approximately $167 million of loans.

Regions Financial Corporation and Subsidiaries
Financial Supplement to Second Quarter 2019 Earnings Release

Non-Interest Income from Continuing Operations

	Quarter Ended
($ amounts in millions)	6/30/2019	3/31/2019	12/31/2018	9/30/2018	6/30/2018	2Q19 vs. 1Q19		2Q19 vs. 2Q18
Service charges on deposit accounts	$181	$175	$185	$179	$175	$6	3.4%	$6	3.4%
Card and ATM fees	120	109	111	111	112	11	10.1%	8	7.1%
Wealth management income	79	76	77	77	77	3	3.9%	2	2.6%
Capital markets income (1)	39	42	50	45	57	(3)	(7.1)%	(18)	(31.6)%
Mortgage income	31	27	30	32	37	4	14.8%	(6)	(16.2)%
Commercial credit fee income	18	18	19	18	17	—	—%	1	5.9%
Bank-owned life insurance	19	23	12	18	18	(4)	(17.4)%	1	5.6%
Securities gains (losses), net	(19)	(7)	—	—	1	(12)	171.4%	(20)	NM
Market value adjustments on employee benefit assets - defined benefit (2)	—	5	(7)	3	(1)	(5)	(100.0)%	1	(100.0)%
Market value adjustments on employee benefit assets - other (3)	(2)	(1)	(8)	4	(1)	(1)	100.0%	(1)	100.0%
Other	28	35	12	32	20	(7)	(20.0)%	8	40.0%
Total non-interest income from continuing operations	$494	$502	$481	$519	$512	$(8)	(1.6)%	$(18)	(3.5)%
Mortgage Income

	Quarter Ended
($ amounts in millions)	6/30/2019	3/31/2019	12/31/2018	9/30/2018	6/30/2018	2Q19 vs. 1Q19		2Q19 vs. 2Q18
Production and sales	$26	$19	$15	$24	$23	$7	36.8%	$3	13.0%
Loan servicing	26	26	26	23	23	—	—%	3	13.0%
MSR and related hedge impact:
MSRs fair value increase (decrease) due to change in valuation inputs or assumptions	(43)	(28)	(20)	6	10	(15)	53.6%	(53)	NM
MSRs hedge gain (loss)	36	21	21	(9)	(6)	15	71.4%	42	NM
MSRs change due to payment decay	(14)	(11)	(12)	(12)	(13)	(3)	27.3%	(1)	7.7%
MSR and related hedge impact	(21)	(18)	(11)	(15)	(9)	(3)	16.7%	(12)	133.3%
Total mortgage income	$31	$27	$30	$32	$37	$4	14.8%	$(6)	(16.2)%

Mortgage production - purchased	$1,149	$712	$813	$1,012	$1,179	$437	61.4%	$(30)	(2.5)%
Mortgage production - refinanced	312	209	216	237	249	103	49.3%	63	25.3%
Total mortgage production (4)	$1,461	$921	$1,029	$1,249	$1,428	$540	58.6%	$33	2.3%

Wealth Management Income

	Quarter Ended
($ amounts in millions)	6/30/2019	3/31/2019	12/31/2018	9/30/2018	6/30/2018	2Q19 vs. 1Q19		2Q19 vs. 2Q18
Investment management and trust fee income	$59	$57	$60	$59	$58	$2	3.5%	$1	1.7%
Investment services fee income	20	19	17	18	19	1	5.3%	1	5.3%
Total wealth management income (5)	$79	$76	$77	$77	$77	$3	3.9%	$2	2.6%

Capital Markets Income

	Quarter Ended
($ amounts in millions)	6/30/2019	3/31/2019	12/31/2018	9/30/2018	6/30/2018	2Q19 vs. 1Q19		2Q19 vs. 2Q18
Capital markets income	$39	$42	$50	$45	$57	$(3)	(7.1)%	$(18)	(31.6)%
Less: Valuation adjustments on customer derivatives (6)	(7)	(2)	(7)	1	(1)	(5)	250.0%	(6)	NM
Capital markets income excluding valuation adjustments	$46	$44	$57	$44	$58	$2	4.5%	$(12)	(20.7)%
_________
NM - Not Meaningful

(1)
Capital markets income primarily relates to capital raising activities that includes debt securities underwriting and placement, loan syndication and placement, as well as foreign exchange, derivative and merger and acquisition advisory services.

(2)
During the second quarter of 2019, the Company reallocated these employee benefit assets from primarily equity securities to fixed income investments. Market valuation adjustments for fixed income investments are recorded in other comprehensive income, and as such these adjustments did not impact non-interest income in the second quarter of 2019.

(3)	These market value adjustments relate to assets held for employee benefits that are offset within salaries and employee benefits expense.

(4)	Total mortgage production represents production during the period, including amounts sold into the secondary market as well as amounts retained in Regions' residential first mortgage loan portfolio.

(5)
Total wealth management income presented above does not include the portion of service charges on deposit accounts and similar smaller dollar amounts that are also attributable to the wealth management segment.

(6)
For the purposes of determining the fair value of customer derivatives, the Company considers the risk of nonperformance by counterparties, as well as the Company's own risk of nonperformance. The valuation adjustments above are reflective of the values associated with these considerations.

Regions Financial Corporation and Subsidiaries
Financial Supplement to Second Quarter 2019 Earnings Release

Non-Interest Income from Continuing Operations

	Six Months Ended		Year-to-Date Change 6/30/2019 vs. 6/30/2018
($ amounts in millions)	6/30/2019	6/30/2018	Amount	Percent
Service charges on deposit accounts	$356	$346	$10	2.9%
Card and ATM fees	229	216	13	6.0%
Wealth management income	155	152	3	2.0%
Capital markets income (1)	81	107	(26)	(24.3)%
Mortgage income	58	75	(17)	(22.7)%
Commercial credit fee income	36	34	2	5.9%
Bank-owned life insurance	42	35	7	20.0%
Securities gains (losses), net	(26)	1	(27)	NM
Market value adjustments on employee benefit assets - defined benefit	5	(2)	7	(350.0)%
Market value adjustments on employee benefit assets - other (2)	(3)	(1)	(2)	200.0%
Other	63	56	7	12.5%
Total non-interest income from continuing operations	$996	$1,019	$(23)	(2.3)%

Mortgage Income

	Six Months Ended		Year-to-Date Change 6/30/2019 vs. 6/30/2018
($ amounts in millions)	6/30/2019	6/30/2018	Amount	Percent
Production and sales	$45	$46	$(1)	(2.2)%
Loan servicing	52	46	6	13.0%
MSR and related hedge impact:
MSRs fair value increase (decrease) due to change in valuation inputs or assumptions	(71)	32	(103)	(321.9)%
MSRs hedge gain (loss)	57	(26)	83	(319.2)%
MSRs change due to payment decay	(25)	(23)	(2)	8.7%
MSR and related hedge impact	(39)	(17)	(22)	129.4%
Total mortgage income	$58	$75	$(17)	(22.7)%

Mortgage production - purchased	$1,861	$1,996	$(135)	(6.8)%
Mortgage production - refinanced	521	528	(7)	(1.3)%
Total mortgage production (3)	$2,382	$2,524	$(142)	(5.6)%

Wealth Management Income

	Six Months Ended		Year-to-Date Change 6/30/2019 vs. 6/30/2018
($ amounts in millions)	6/30/2019	6/30/2018	Amount	Percent
Investment management and trust fee income	$116	$116	$—	—%
Investment services fee income	39	36	3	8.3%
Total wealth management income (4)	$155	$152	$3	2.0%

Capital Markets Income

	Six Months Ended		Year-to-Date Change 6/30/2019 vs. 6/30/2018
($ amounts in millions)	6/30/2019	6/30/2018	Amount	Percent
Capital markets income	$81	$107	$(26)	(24.3)%
Less: Valuation adjustments on customer derivatives (5)	(9)	4	(13)	(325.0)%
Capital markets income excluding valuation adjustments	$90	$103	$(13)	(12.6)%
_________
NM - Not Meaningful

(1)
Capital markets income primarily relates to capital raising activities that includes debt securities underwriting and placement, loan syndication and placement, as well as foreign exchange, derivative and merger and acquisition advisory services.

(2)	These market value adjustments relate to assets held for certain employee benefits and are offset within salaries and employee benefits expense.

(3)	Total mortgage production represents production during the period, including amounts sold into the secondary market as well as amounts retained in Regions' residential first mortgage loan portfolio.

(4)
Total wealth management income presented above does not include the portion of service charges on deposit accounts and similar smaller dollar amounts that are also attributable to the wealth management segment.

(5)
For the purposes of determining the fair value of customer derivatives, the Company considers the risk of nonperformance by counterparties, as well as the Company's own risk of nonperformance. The valuation adjustments above are reflective of the values associated with these considerations.

Regions Financial Corporation and Subsidiaries
Financial Supplement to Second Quarter 2019 Earnings Release

Non-Interest Expense from Continuing Operations

	Quarter Ended
($ amounts in millions)	6/30/2019	3/31/2019	12/31/2018	9/30/2018	6/30/2018	2Q19 vs. 1Q19		2Q19 vs. 2Q18
Salaries and employee benefits (1)	$469	$478	$468	$473	$511	$(9)	(1.9)%	$(42)	(8.2)%
Net occupancy expense	80	82	86	82	84	(2)	(2.4)%	(4)	(4.8)%
Furniture and equipment expense	84	76	82	81	81	8	10.5%	3	3.7%
Outside services	52	45	46	46	48	7	15.6%	4	8.3%
Professional, legal and regulatory expenses	26	20	27	32	33	6	30.0%	(7)	(21.2)%
Marketing	23	23	21	20	25	—	—%	(2)	(8.0)%
FDIC insurance assessments	12	13	14	22	25	(1)	(7.7)%	(13)	(52.0)%
Credit/checkcard expenses	18	16	13	18	13	2	12.5%	5	38.5%
Branch consolidation, property and equipment charges	2	6	3	4	1	(4)	(66.7)%	1	100.0%
Visa class B shares expense	3	4	(2)	—	10	(1)	(25.0)%	(7)	(70.0)%
Provision (credit) for unfunded credit losses	—	(1)	1	2	(1)	1	(100.0)%	1	(100.0)%
Other	92	98	94	142	81	(6)	(6.1)%	11	13.6%
Total non-interest expense from continuing operations	$861	$860	$853	$922	$911	$1	0.1%	$(50)	(5.5)%

	Six Months Ended		Year-to-Date Change 6/30/19 vs. 6/30/18
($ amounts in millions)	6/30/2019	6/30/2018	Amount	Percent
Salaries and employee benefits (1)	$947	$1,006	$(59)	(5.9)%
Net occupancy expense	162	167	(5)	(3.0)%
Furniture and equipment expense	160	162	(2)	(1.2)%
Outside services	97	95	2	2.1%
Professional, legal and regulatory expenses	46	60	(14)	(23.3)%
Marketing	46	51	(5)	(9.8)%
FDIC insurance assessments	25	49	(24)	(49.0)%
Credit/checkcard expenses	34	26	8	30.8%
Branch consolidation, property and equipment charges	8	4	4	100.0%
Visa class B shares expense	7	12	(5)	(41.7)%
Provision (credit) for unfunded credit losses	(1)	(5)	4	(80.0)%
Other	190	168	22	13.1%
Total non-interest expense from continuing operations	$1,721	$1,795	$(74)	(4.1)%
_________

(1)	Salaries and employee benefits expense includes severance charges for each of the quarters. See the amounts for the respective quarters on page 7.

Regions Financial Corporation and Subsidiaries
Financial Supplement to Second Quarter 2019 Earnings Release

Reconciliation to GAAP Financial Measures
Adjusted Efficiency Ratios, Adjusted Fee Income Ratios, Adjusted Non-Interest Income/Expense, and Adjusted Operating Leverage Ratios - Continuing Operations
The table below and on the following page present computations of the efficiency ratio, which is a measure of productivity, generally calculated as non-interest expense divided by total revenue; and the fee income ratio, generally calculated as non-interest income divided by total revenue. Management uses these ratios to monitor performance and believes these measures provide meaningful information to investors. Non-interest expense (GAAP) is presented excluding certain adjustments to arrive at adjusted non-interest expense (non-GAAP), which is the numerator for the efficiency ratio. Non-interest income (GAAP) is presented excluding certain adjustments to arrive at adjusted non-interest income (non-GAAP), which is the numerator for the fee income ratio. Net interest income and other financing income and non-interest income are added together to arrive at total revenue. Adjustments are made to arrive at adjusted total revenue (non-GAAP). Net interest income and other financing income on a taxable-equivalent basis and non-interest income are added together to arrive at total revenue on a taxable-equivalent basis. Adjustments are made to arrive at adjusted total revenue on a taxable-equivalent basis (non-GAAP), which is the denominator for the fee income and efficiency ratios. Regions believes that the exclusion of these adjustments provides a meaningful base for period-to-period comparisons, which management believes will assist investors in analyzing the operating results of the Company and predicting future performance. These non-GAAP financial measures are also used by management to assess the performance of Regions’ business. It is possible that the activities related to the adjustments may recur; however, management does not consider the activities related to the adjustments to be indications of ongoing operations. The table on the following page also presents a computation of the operating leverage ratio (non-GAAP) which is the period to period percentage change in adjusted total revenue on a taxable-equivalent basis (non-GAAP) less the percentage change in adjusted non-interest expense (non-GAAP). Regions believes that presentation of these non-GAAP financial measures will permit investors to assess the performance of the Company on the same basis as that applied by management.

		Quarter Ended
($ amounts in millions)		6/30/2019	3/31/2019	12/31/2018	9/30/2018	6/30/2018	2Q19 vs. 1Q19		2Q19 vs. 2Q18
Non-interest expense (GAAP)	A	$861	$860	$853	$922	$911	$1	0.1%	$(50)	(5.5)%
Adjustments:
Contribution to the Regions Financial Corporation foundation		—	—	—	(60)	—	—	NM	—	NM
Branch consolidation, property and equipment charges		(2)	(6)	(3)	(4)	(1)	4	(66.7)%	(1)	100.0%
Salary and employee benefits—severance charges		(2)	(2)	(7)	(5)	(34)	—	—%	32	(94.1)%
Adjusted non-interest expense (non-GAAP)	B	$857	$852	$843	$853	$876	$5	0.6%	$(19)	(2.2)%
Net interest income and other financing income (GAAP)	C	$942	$948	$958	$942	$926	$(6)	(0.6)%	$16	1.7%
Taxable-equivalent adjustment		14	13	13	13	12	1	7.7%	2	16.7%
Net interest income and other financing income, taxable-equivalent basis - continuing operations	D	$956	$961	$971	$955	$938	$(5)	(0.5)%	$18	1.9%
Non-interest income (GAAP)	E	$494	$502	$481	$519	$512	$(8)	(1.6)%	$(18)	(3.5)%
Adjustments:
Securities (gains) losses, net		19	7	—	—	(1)	12	171.4%	20	NM
Leveraged lease termination gains		—	—	—	(4)	—	—	NM	—	NM
Gain on sale of affordable housing residential mortgage loans (1)		—	(8)	—	—	—	8	(100.0)%	—	NM
Adjusted non-interest income (non-GAAP)	F	$513	$501	$481	$515	$511	$12	2.4%	$2	0.4%
Total revenue	C+E=G	$1,436	$1,450	$1,439	$1,461	$1,438	$(14)	(1.0)%	$(2)	(0.1)%
Adjusted total revenue (non-GAAP)	C+F=H	$1,455	$1,449	$1,439	$1,457	$1,437	$6	0.4%	$18	1.3%
Total revenue, taxable-equivalent basis	D+E=I	$1,450	$1,463	$1,452	$1,474	$1,450	$(13)	(0.9)%	$—	—%
Adjusted total revenue, taxable-equivalent basis (non-GAAP)	D+F=J	$1,469	$1,462	$1,452	$1,470	$1,449	$7	0.5%	$20	1.4%
Efficiency ratio (GAAP)	A/I	59.4%	58.8%	58.7%	62.6%	62.7%
Adjusted efficiency ratio (non-GAAP)	B/J	58.3%	58.3%	58.1%	58.1%	60.4%
Fee income ratio (GAAP)	E/I	34.1%	34.3%	33.1%	35.2%	35.3%
Adjusted fee income ratio (non-GAAP)	F/J	35.0%	34.3%	33.1%	35.0%	35.2%
________
NM - Not Meaningful
(1) See page 7 for more information regarding this adjustment.

Regions Financial Corporation and Subsidiaries
Financial Supplement to Second Quarter 2019 Earnings Release

Reconciliation to GAAP Financial Measures
Adjusted Efficiency Ratios, Adjusted Fee Income Ratios, Adjusted Non-Interest Income/Expense, and Adjusted Operating Leverage Ratios - Continuing Operations (continued)

		Six Months Ended June 30
($ amounts in millions)		2019	2018	2019 vs. 2018
Non-interest expense (GAAP)	K	$1,721	$1,795	$(74)	(4.1)%
Adjustments:
Branch consolidation, property and equipment charges		(8)	(4)	(4)	100.0%
Expenses associated with residential mortgage loan sale		—	(4)	4	(100.0)%
Salary and employee benefits—severance charges		(4)	(49)	45	(91.8)%
Adjusted non-interest expense (non-GAAP)	L	$1,709	$1,738	$(29)	(1.7)%
Net interest income and other financing income (GAAP)	M	$1,890	$1,835	$55	3.0%
Taxable-equivalent adjustment		27	25	2	8.0%
Net interest income and other financing income, taxable-equivalent basis - continuing operations	N	$1,917	$1,860	$57	3.1%
Non-interest income (GAAP)	O	$996	$1,019	$(23)	(2.3)%
Adjustments:
Securities (gains) losses, net		26	(1)	27	NM
Leveraged lease termination gains		—	(4)	4	(100.0)%
Gain on sale of affordable housing residential mortgage loans (1)		(8)	—	(8)	NM
Adjusted non-interest income (non-GAAP)	P	$1,014	$1,014	$—	—%
Total revenue	M+O=Q	$2,886	$2,854	$32	1.1%
Adjusted total revenue (non-GAAP)	M+P=R	$2,904	$2,849	$55	1.9%
Total revenue, taxable-equivalent basis	N+O=S	$2,913	$2,879	$34	1.2%
Adjusted total revenue, taxable-equivalent basis (non-GAAP)	N+P=T	$2,931	$2,874	$57	2.0%
Operating leverage ratio (GAAP)	S-K				5.3%
Adjusted operating leverage ratio (non-GAAP)	T-L				3.7%
Efficiency ratio (GAAP)	K/S	59.1%	62.3%
Adjusted efficiency ratio (non-GAAP)	L/T	58.3%	60.5%
Fee income ratio (GAAP)	O/S	34.2%	35.4%
Adjusted fee income ratio (non-GAAP)	P/T	34.6%	35.3%
______
NM - Not Meaningful
(1) See page 7 for more information regarding this adjustment.

Regions Financial Corporation and Subsidiaries
Financial Supplement to Second Quarter 2019 Earnings Release

Reconciliation to GAAP Financial Measures

Return Ratios

The tables below provide a calculation of “return on average tangible common stockholders’ equity”. Tangible common stockholders’ equity ratios have become a focus of some investors and management believes they may assist investors in analyzing the capital position of the Company absent the effects of intangible assets and preferred stock. Analysts and banking regulators have assessed Regions’ capital adequacy using the tangible common stockholders’ equity measure. Because tangible common stockholders’ equity is not formally defined by GAAP or prescribed in any amount by federal banking regulations it is currently considered to be a non-GAAP financial measure and other entities may calculate it differently than Regions’ disclosed calculations. Since analysts and banking regulators may assess Regions’ capital adequacy using tangible common stockholders’ equity, management believes that it is useful to provide investors the ability to assess Regions’ capital adequacy on this same basis.

		Quarter Ended
($ amounts in millions)		6/30/2019	3/31/2019	12/31/2018	9/30/2018	6/30/2018
RETURN ON AVERAGE TANGIBLE COMMON STOCKHOLDERS' EQUITY- CONSOLIDATED
Net income available to common shareholders (GAAP)	A	$374	$378	$390	$548	$359
Average stockholders' equity (GAAP)		$15,927	$15,192	$14,605	$15,401	$15,682
Less:
Average intangible assets (GAAP)		4,933	4,940	4,947	4,955	5,066
Average deferred tax liability related to intangibles (GAAP)		(94)	(94)	(95)	(97)	(98)
Average preferred stock (GAAP)		1,154	820	820	820	820
Average tangible common stockholders' equity (non-GAAP)	B	$9,934	$9,526	$8,933	$9,723	$9,894
Return on average tangible common stockholders' equity (non-GAAP)*	A/B	15.11%	16.09%	17.32%	22.36%	14.54%

		Quarter Ended
($ amounts in millions)		6/30/2019	3/31/2019	12/31/2018	9/30/2018	6/30/2018
RETURN ON AVERAGE TANGIBLE COMMON STOCKHOLDERS' EQUITY- CONTINUING OPERATIONS
Net income from continuing operations available to common shareholders (GAAP)	C	$374	$378	$390	$354	$362
Average stockholders' equity (GAAP)(1)		$15,927	$15,192	$14,605	$15,401	$15,682
Less:
Average intangible assets (GAAP)(1)		4,933	4,940	4,947	4,955	5,066
Average deferred tax liability related to intangibles (GAAP)(1)		(94)	(94)	(95)	(97)	(98)
Average preferred stock (GAAP)(1)		1,154	820	820	820	820
Average tangible common stockholders' equity (non-GAAP)	D	$9,934	$9,526	$8,933	$9,723	$9,894
Return on average tangible common stockholders' equity (non-GAAP)*	C/D	15.10%	16.09%	17.33%	14.42%	14.67%
______
*Annualized
(1) Due to the immaterial impact of the discontinued operations, the balance sheet has not been presented on a continuing operations basis.

Regions Financial Corporation and Subsidiaries
Financial Supplement to Second Quarter 2019 Earnings Release

Credit Quality

	As of and for Quarter Ended
($ amounts in millions)	6/30/2019	3/31/2019	12/31/2018	9/30/2018	6/30/2018
Components:
Allowance for loan losses (ALL)	$853	$853	$840	$840	$838
Reserve for unfunded credit commitments	50	50	51	50	48
Allowance for credit losses (ACL)	$903	$903	$891	$890	$886

Provision for loan losses	$92	$91	$95	$84	$60
Provision (credit) for unfunded credit losses	—	(1)	1	2	(1)

Loans charged-off:
Commercial and industrial	$42	$27	$39	$37	$29
Commercial real estate mortgage—owner-occupied	2	3	4	4	5
Total commercial	44	30	43	41	34
Commercial investor real estate mortgage	—	—	—	1	—
Commercial investor real estate construction	—	—	—	—	—
Total investor real estate	—	—	—	1	—
Residential first mortgage	2	1	2	3	1
Home equity—lines of credit	3	5	8	6	6
Home equity—closed-end	2	1	2	1	2
Indirect—vehicles	6	9	9	8	9
Indirect—other consumer	18	17	15	11	10
Consumer credit card	17	17	16	14	15
Other consumer	21	22	24	22	18
Total consumer	69	72	76	65	61
Total	113	102	119	107	95

Recoveries of loans previously charged-off:
Commercial and industrial	6	6	9	8	12
Commercial real estate mortgage—owner-occupied	—	3	2	2	2
Total commercial	6	9	11	10	14
Commercial investor real estate mortgage	—	1	1	1	1
Commercial investor real estate construction	1	—	1	1	1
Total investor real estate	1	1	2	2	2
Residential first mortgage	1	1	1	1	3
Home equity—lines of credit	3	3	3	3	4
Home equity—closed-end	1	1	1	1	1
Indirect—vehicles	3	4	3	3	4
Indirect—other consumer	—	—	—	—	—
Consumer credit card	2	2	1	2	2
Other consumer	4	3	2	3	3
Total consumer	14	14	11	13	17
Total	21	24	24	25	33

Net loans charged-off:
Commercial and industrial	36	21	30	29	17
Commercial real estate mortgage—owner-occupied	2	—	2	2	3
Total commercial	38	21	32	31	20
Commercial investor real estate mortgage	—	(1)	(1)	—	(1)
Commercial investor real estate construction	(1)	—	(1)	(1)	(1)
Total investor real estate	(1)	(1)	(2)	(1)	(2)
Residential first mortgage	1	—	1	2	(2)
Home equity—lines of credit	—	2	5	3	2
Home equity—closed-end	1	—	1	—	1
Indirect—vehicles	3	5	6	5	5
Indirect—other consumer	18	17	15	11	10
Consumer credit card	15	15	15	12	13
Other consumer	17	19	22	19	15
Total consumer	55	58	65	52	44
Total	$92	$78	$95	$82	$62

Regions Financial Corporation and Subsidiaries
Financial Supplement to Second Quarter 2019 Earnings Release

Credit Quality (continued)

	As of and for Quarter Ended
($ amounts in millions)	6/30/2019	3/31/2019	12/31/2018	9/30/2018	6/30/2018
Net loan charge-offs as a % of average loans, annualized:
Commercial and industrial	0.36%	0.21%	0.32%	0.31%	0.18%
Commercial real estate mortgage—owner-occupied	0.11%	0.05%	0.16%	0.16%	0.17%
Total commercial	0.33%	0.18%	0.29%	0.28%	0.18%
Commercial investor real estate mortgage	(0.03)%	(0.07)%	(0.06)%	(0.04)%	(0.10)%
Commercial investor real estate construction	(0.15)%	—%	(0.12)%	(0.23)%	(0.25)%
Total investor real estate	(0.06)%	(0.05)%	(0.07)%	(0.10)%	(0.15)%
Residential first mortgage	—%	0.02%	0.04%	0.04%	(0.05)%
Home equity—lines of credit	0.04%	0.12%	0.35%	0.17%	0.15%
Home equity—closed-end	0.04%	0.09%	0.10%	(0.03)%	0.11%
Indirect—vehicles	0.53%	0.69%	0.71%	0.62%	0.66%
Indirect—other consumer	2.66%	2.79%	2.58%	2.23%	2.46%
Consumer credit card	4.62%	4.66%	4.16%	3.97%	4.22%
Other consumer	5.90%	6.13%	7.23%	6.26%	5.08%
Total consumer	0.71%	0.75%	0.80%	0.65%	0.58%
Total	0.44%	0.38%	0.46%	0.40%	0.32%
Non-accrual loans, excluding loans held for sale	$533	$523	$496	$539	$595
Non-performing loans held for sale	11	13	10	15	10
Non-accrual loans, including loans held for sale	544	536	506	554	605
Foreclosed properties	55	53	52	58	61
Non-marketable investments received in foreclosure	5	8	8	12	—
Non-performing assets (NPAs)	$604	$597	$566	$624	$666
Loans past due > 90 days (1)	$144	$147	$143	$137	$129
Accruing restructured loans not included in categories above (2)	$469	$479	$488	$600	$590
Credit Ratios:
ACL/Loans, net	1.08%	1.07%	1.07%	1.09%	1.10%
ALL/Loans, net	1.02%	1.01%	1.01%	1.03%	1.04%
Allowance for loan losses to non-performing loans, excluding loans held for sale	160%	163%	169%	156%	141%
Non-accrual loans, excluding loans held for sale/Loans, net	0.64%	0.62%	0.60%	0.66%	0.74%
NPAs (ex. 90+ past due)/Loans, foreclosed properties, non-marketable investments and non-performing loans held for sale	0.72%	0.71%	0.68%	0.76%	0.83%
NPAs (inc. 90+ past due)/Loans, foreclosed properties, non-marketable investments and non-performing loans held for sale (1)	0.89%	0.88%	0.85%	0.93%	0.99%

(1)	Excludes guaranteed residential first mortgages that are 90+ days past due and still accruing. Refer to the footnotes on page 17 for amounts related to these loans.

(2)	See page 18 for detail of restructured loans.

Regions Financial Corporation and Subsidiaries
Financial Supplement to Second Quarter 2019 Earnings Release

Non-Accrual Loans (excludes loans held for sale)

	As of
($ amounts in millions)	6/30/2019		3/31/2019		12/31/2018		9/30/2018		6/30/2018
Commercial and industrial	$347	0.86%	$336	0.82%	$307	0.78%	$341	0.90%	$384	1.04%
Commercial real estate mortgage—owner-occupied	68	1.26%	67	1.22%	67	1.21%	80	1.36%	98	1.63%
Commercial real estate construction—owner-occupied	15	3.62%	14	3.26%	8	2.16%	8	2.41%	5	1.66%
Total commercial	430	0.93%	417	0.89%	382	0.85%	429	0.97%	487	1.12%
Commercial investor real estate mortgage	8	0.15%	8	0.16%	11	0.22%	2	0.04%	4	0.10%
Total investor real estate	8	0.12%	8	0.12%	11	0.16%	2	0.04%	4	0.06%
Residential first mortgage	34	0.24%	34	0.24%	40	0.28%	42	0.29%	38	0.27%
Home equity—lines of credit	52	0.93%	53	0.93%	53	0.90%	56	0.94%	55	0.88%
Home equity—closed-end	9	0.28%	11	0.32%	10	0.30%	10	0.29%	11	0.32%
Total consumer	95	0.31%	98	0.32%	103	0.33%	108	0.34%	104	0.33%
Total non-accrual loans	$533	0.64%	$523	0.62%	$496	0.60%	$539	0.66%	$595	0.74%

Criticized and Classified Loans—Business Services (1)

	As of
						06/30/2019		06/30/2019
($ amounts in millions)	6/30/2019	3/31/2019	12/31/2018	9/30/2018	6/30/2018	vs. 3/31/2019		vs. 06/30/2018
Accruing classified	$528	$631	$590	$550	$560	$(103)	(16.3)%	$(32)	(5.7)%
Non-accruing classified	438	425	393	431	491	13	3.1%	(53)	(10.8)%
Total classified	966	1,056	983	981	1,051	(90)	(8.5)%	(85)	(8.1)%

Special mention	1,158	1,063	939	1,048	857	95	8.9%	301	35.1%
Total criticized	$2,124	$2,119	$1,922	$2,029	$1,908	$5	0.2%	$216	11.3%

(1)	Business services represents the combined total of commercial and investor real estate loans.

Home Equity Lines of Credit - Future Principal Payment Resets (2)

	As of 6/30/2019
($ amounts in millions)	First Lien	% of Total	Second Lien	% of Total	Total
2019	$38	0.68%	$33	0.59%	$71
2020	93	1.68%	69	1.24%	162
2021	114	2.06%	101	1.82%	215
2022	123	2.22%	120	2.15%	243
2023	158	2.84%	142	2.56%	300
2024-2028	2,220	39.92%	2,093	37.63%	4,313
2029-2033	143	2.56%	111	2.00%	254
Thereafter	1	0.02%	2	0.03%	3
Total	$2,890	51.98%	$2,671	48.02%	$5,561

(2)
The balance of Regions' home equity portfolio was $8,802 million at June 30, 2019 consisting of $5,561 million of home equity lines of credit and $3,241 million of closed-end home equity loans. The home equity lines of credit presented in the table above are based on maturity date for lines with a balloon payment and draw period expiration date for lines that convert to a repayment period. The closed-end loans were primarily originated as amortizing loans, and were therefore excluded from the table above.

Regions Financial Corporation and Subsidiaries
Financial Supplement to Second Quarter 2019 Earnings Release

Early and Late Stage Delinquencies

Accruing 30-89 Days Past Due Loans	As of
($ amounts in millions)	6/30/2019		3/31/2019		12/31/2018		9/30/2018		6/30/2018
Commercial and industrial	$74	0.18%	$35	0.08%	$102	0.26%	$45	0.12%	$18	0.05%
Commercial real estate mortgage—owner-occupied	33	0.61%	12	0.22%	19	0.34%	18	0.31%	16	0.28%
Commercial real estate construction—owner-occupied	2	0.52%	—	—%	—	—%	—	—%	3	0.84%
Total commercial	109	0.24%	47	0.10%	121	0.27%	63	0.14%	37	0.08%
Commercial investor real estate mortgage	1	0.01%	1	0.01%	6	0.12%	6	0.13%	6	0.14%
Commercial investor real estate construction	—	—%	1	0.03%	—	—%	—	—%	—	0.01%
Total investor real estate	1	0.01%	2	0.02%	6	0.09%	6	0.09%	6	0.10%
Residential first mortgage—non-guaranteed (1)	88	0.63%	88	0.64%	101	0.73%	89	0.65%	82	0.60%
Home equity—lines of credit	53	0.95%	50	0.89%	53	0.90%	53	0.87%	55	0.89%
Home equity—closed-end	18	0.56%	18	0.55%	20	0.58%	24	0.70%	22	0.62%
Indirect—vehicles	42	1.74%	43	1.55%	51	1.69%	51	1.64%	49	1.51%
Indirect—other consumer	20	0.72%	20	0.80%	20	0.85%	16	0.76%	11	0.59%
Consumer credit card	17	1.32%	19	1.48%	21	1.58%	19	1.50%	16	1.32%
Other consumer	21	1.71%	20	1.67%	20	1.60%	20	1.62%	16	1.40%
Total consumer (1)	259	0.85%	258	0.85%	286	0.92%	272	0.88%	251	0.82%
Total accruing 30-89 days past due loans (1)	$369	0.44%	$307	0.37%	$413	0.50%	$341	0.42%	$294	0.37%

Accruing 90+ Days Past Due Loans	As of
($ amounts in millions)	6/30/2019		3/31/2019		12/31/2018		9/30/2018		6/30/2018
Commercial and industrial	$11	0.03%	$11	0.03%	$8	0.02%	$4	0.01%	$4	0.01%
Commercial real estate mortgage—owner-occupied	—	—%	1	0.01%	—	—%	2	0.02%	1	0.01%
Total commercial	11	0.02%	12	0.02%	8	0.02%	6	0.01%	5	0.01%
Residential first mortgage—non-guaranteed (2)	61	0.44%	66	0.48%	66	0.47%	61	0.44%	63	0.46%
Home equity—lines of credit	31	0.55%	27	0.46%	24	0.41%	30	0.50%	23	0.37%
Home equity—closed-end	9	0.28%	10	0.31%	10	0.29%	9	0.28%	8	0.25%
Indirect—vehicles	6	0.26%	7	0.26%	9	0.28%	9	0.28%	8	0.24%
Indirect—other consumer	2	0.07%	1	0.03%	1	0.06%	1	0.03%	—	—%
Consumer credit card	20	1.47%	20	1.59%	20	1.48%	17	1.36%	17	1.31%
Other consumer	4	0.35%	4	0.36%	5	0.42%	4	0.32%	5	0.36%
Total consumer (2)	133	0.44%	135	0.44%	135	0.43%	131	0.42%	124	0.40%
Total accruing 90+ days past due loans (2)	$144	0.17%	$147	0.18%	$143	0.17%	$137	0.17%	$129	0.16%

Total delinquencies (1) (2)	$513	0.62%	$454	0.54%	$556	0.67%	$478	0.59%	$423	0.53%

(1)
Excludes loans that are 100% guaranteed by FHA. Total 30-89 days past due guaranteed loans excluded were $35 million at 6/30/2019, $32 million at 3/31/2019, $37 million at 12/31/2018, $36 million at 9/30/2018, and $28 million at 6/30/2018.

(2)
Excludes loans that are 100% guaranteed by FHA and all guaranteed loans sold to GNMA where Regions has the right but not the obligation to repurchase. Total 90 days or more past due guaranteed loans excluded were $66 million at 6/30/2019, $76 million at 3/31/2019, $84 million at 12/31/2018, $83 million at 9/30/2018, and $105 million at 6/30/2018.

Regions Financial Corporation and Subsidiaries
Financial Supplement to Second Quarter 2019 Earnings Release

Troubled Debt Restructurings

	As of
($ amounts in millions)	6/30/2019	3/31/2019	12/31/2018	9/30/2018	6/30/2018
Current:
Commercial	$97	$103	$103	$169	$157
Investor real estate	15	14	13	44	35
Residential first mortgage	153	147	139	143	134
Home equity—lines of credit	43	45	46	47	49
Home equity—closed-end	117	125	133	141	157
Consumer credit card	1	1	1	1	1
Other consumer	4	5	5	6	6
Total current	430	440	440	551	539
Accruing 30-89 DPD:
Commercial	4	3	5	1	1
Investor real estate	—	—	1	5	5
Residential first mortgage	26	26	31	28	31
Home equity—lines of credit	1	1	1	2	2
Home equity—closed-end	7	9	9	13	11
Other consumer	1	—	1	—	1
Total accruing 30-89 DPD	39	39	48	49	51
Total accruing and <90 DPD	469	479	488	600	590
Non-accrual or 90+ DPD:
Commercial	182	220	183	195	178
Investor real estate	5	5	5	—	1
Residential first mortgage	33	37	38	42	44
Home equity—lines of credit	4	4	4	4	5
Home equity—closed-end	10	11	11	11	9
Total non-accrual or 90+DPD	234	277	241	252	237
Total TDRs - Loans	$703	$756	$729	$852	$827
TDRs - Held For Sale	7	8	5	6	11
Total TDRs	$710	$764	$734	$858	$838

Total TDRs - Loans by Portfolio
	As of
($ amounts in millions)	6/30/2019	3/31/2019	12/31/2018	9/30/2018	6/30/2018
Total commercial TDRs	$283	$326	$291	$365	$336
Total investor real estate TDRs	20	19	19	49	41
Total consumer TDRs	400	411	419	438	450
Total TDRs - Loans	$703	$756	$729	$852	$827

Regions Financial Corporation and Subsidiaries
Financial Supplement to Second Quarter 2019 Earnings Release

Consolidated Balance Sheets (unaudited)

	As of
($ amounts in millions)	6/30/2019	3/31/2019	12/31/2018	9/30/2018	6/30/2018
Assets:
Cash and due from banks	$2,026	$1,666	$2,018	$1,911	$1,844
Interest-bearing deposits in other banks	2,462	2,141	1,520	1,584	2,442
Debt securities held to maturity	1,415	1,451	1,482	1,524	1,568
Debt securities available for sale	22,699	23,786	22,729	22,671	22,935
Loans held for sale	508	318	304	331	490
Loans, net of unearned income	83,553	84,430	83,152	81,821	80,478
Allowance for loan losses	(853)	(853)	(840)	(840)	(838)
Net loans	82,700	83,577	82,312	80,981	79,640
Other earning assets	1,646	1,617	1,719	1,801	1,672
Premises and equipment, net	1,950	2,026	2,045	2,051	2,050
Interest receivable	389	388	375	360	347
Goodwill	4,829	4,829	4,829	4,829	4,904
Residential mortgage servicing rights at fair value (MSRs)	337	386	418	406	362
Other identifiable intangible assets, net	101	108	115	122	156
Other assets	6,456	6,509	5,822	6,007	6,147
Total assets	$127,518	$128,802	$125,688	$124,578	$124,557
Liabilities and Equity:
Deposits:
Non-interest-bearing	$34,678	$34,775	$35,053	$35,354	$36,055
Interest-bearing	60,293	60,945	59,438	57,901	59,228
Total deposits	94,971	95,720	94,491	93,255	95,283
Borrowed funds:
Short-term borrowings:
Other short-term borrowings	4,250	1,600	1,600	3,250	1,400
Total short-term borrowings	4,250	1,600	1,600	3,250	1,400
Long-term borrowings	9,213	12,957	12,424	11,178	9,890
Total borrowed funds	13,463	14,557	14,024	14,428	11,290
Other liabilities	2,476	3,002	2,083	2,125	2,207
Total liabilities	110,910	113,279	110,598	109,808	108,780
Equity:
Preferred stock, non-cumulative perpetual	1,310	820	820	820	820
Common stock	11	11	11	11	12
Additional paid-in capital	13,380	13,584	13,766	14,122	15,389
Retained earnings	3,299	3,066	2,828	2,582	2,182
Treasury stock, at cost	(1,371)	(1,371)	(1,371)	(1,371)	(1,371)
Accumulated other comprehensive income (loss), net	(21)	(598)	(964)	(1,394)	(1,255)
Total stockholders’ equity	16,608	15,512	15,090	14,770	15,777
Noncontrolling interest	—	11	—	—	—
Total equity	16,608	15,523	15,090	14,770	15,777
Total liabilities and equity	$127,518	$128,802	$125,688	$124,578	$124,557

Regions Financial Corporation and Subsidiaries
Financial Supplement to Second Quarter 2019 Earnings Release

End of Period Loans

	As of
						6/30/2019		6/30/2019
($ amounts in millions)	6/30/2019	3/31/2019	12/31/2018	9/30/2018	6/30/2018	vs. 3/31/2019		vs. 6/30/2018
Commercial and industrial (1)	$40,438	$40,985	$39,282	$38,036	$37,079	$(547)	(1.3)%	$3,359	9.1%
Commercial real estate mortgage—owner-occupied (2)	5,455	5,522	5,549	5,943	6,006	(67)	(1.2)%	(551)	(9.2)%
Commercial real estate construction—owner-occupied	415	434	384	326	304	(19)	(4.4)%	111	36.5%
Total commercial	46,308	46,941	45,215	44,305	43,389	(633)	(1.3)%	2,919	6.7%
Commercial investor real estate mortgage (2)	4,795	4,715	4,650	4,205	3,882	80	1.7%	913	23.5%
Commercial investor real estate construction	1,658	1,871	1,786	1,838	1,879	(213)	(11.4)%	(221)	(11.8)%
Total investor real estate	6,453	6,586	6,436	6,043	5,761	(133)	(2.0)%	692	12.0%
Total business	52,761	53,527	51,651	50,348	49,150	(766)	(1.4)%	3,611	7.3%
Residential first mortgage (3)	14,253	14,113	14,276	14,220	14,111	140	1.0%	142	1.0%
Home equity—lines of credit (4)	5,561	5,705	5,871	5,993	6,165	(144)	(2.5)%	(604)	(9.8)%
Home equity—closed-end (5)	3,241	3,309	3,386	3,442	3,514	(68)	(2.1)%	(273)	(7.8)%
Indirect—vehicles	2,415	2,759	3,053	3,146	3,219	(344)	(12.5)%	(804)	(25.0)%
Indirect—other consumer	2,796	2,547	2,349	2,179	1,889	249	9.8%	907	48.0%
Consumer credit card	1,303	1,274	1,345	1,273	1,264	29	2.3%	39	3.1%
Other consumer	1,223	1,196	1,221	1,220	1,166	27	2.3%	57	4.9%
Total consumer	30,792	30,903	31,501	31,473	31,328	(111)	(0.4)%	(536)	(1.7)%
Total Loans	$83,553	$84,430	$83,152	$81,821	$80,478	$(877)	(1.0)%	$3,075	3.8%
_______

(1)	As of December 31, 2018, approximately $263 million of purchasing card balances previously recognized in other assets were reclassified to commercial and industrial loans.

(2)
As of December 31, 2018, approximately $345 million of senior assisted living balances were reclassified from commercial real estate mortgage—owner-occupied to commercial investor real estate mortgage. The reclassification had a negligible impact on fourth quarter 2018 average balances.

(3)	Regions sold $167 million of affordable housing residential mortgage loans during the first quarter of 2019.

(4)	The balance of Regions' home equity lines of credit consists of $2,890 million of first lien and $2,671 million of second lien at 6/30//2019.

(5)	The balance of Regions' closed-end home equity loans consists of $2,934 million of first lien and $307 million of second lien at 6/30/2019.

	As of
End of Period Loans by Percentage	6/30/2019	3/31/2019	12/31/2018	9/30/2018	6/30/2018
Commercial and industrial	48.4%	48.6%	47.2%	46.5%	46.1%
Commercial real estate mortgage—owner-occupied	6.5%	6.5%	6.7%	7.3%	7.5%
Commercial real estate construction—owner-occupied	0.5%	0.5%	0.5%	0.4%	0.4%
Total commercial	55.4%	55.6%	54.4%	54.2%	54.0%
Commercial investor real estate mortgage	5.7%	5.6%	5.6%	5.1%	4.8%
Commercial investor real estate construction	2.0%	2.2%	2.1%	2.2%	2.3%
Total investor real estate	7.7%	7.8%	7.7%	7.3%	7.1%
Total business	63.1%	63.4%	62.1%	61.5%	61.1%
Residential first mortgage	17.0%	16.7%	17.2%	17.4%	17.5%
Home equity—lines of credit	6.7%	6.8%	7.1%	7.3%	7.7%
Home equity—closed-end	3.9%	3.9%	4.1%	4.2%	4.4%
Indirect—vehicles	2.9%	3.3%	3.6%	3.9%	4.0%
Indirect—other consumer	3.3%	3.0%	2.8%	2.6%	2.3%
Consumer credit card	1.6%	1.5%	1.6%	1.6%	1.6%
Other consumer	1.5%	1.4%	1.5%	1.5%	1.4%
Total consumer	36.9%	36.6%	37.9%	38.5%	38.9%
Total Loans	100.0%	100.0%	100.0%	100.0%	100.0%

Regions Financial Corporation and Subsidiaries
Financial Supplement to Second Quarter 2019 Earnings Release

Average Balances of Loans

	Average Balances
($ amounts in millions)	2Q19	1Q19	4Q18	3Q18	2Q18	2Q19 vs. 1Q19		2Q19 vs. 2Q18
Commercial and industrial	$40,707	$39,999	$38,111	$37,410	$36,874	$708	1.8%	$3,833	10.4%
Commercial real estate mortgage—owner-occupied	5,448	5,560	5,847	6,000	6,017	(112)	(2.0)%	(569)	(9.5)%
Commercial real estate construction—owner-occupied	447	409	349	311	298	38	9.3%	149	50.0%
Total commercial	46,602	45,968	44,307	43,721	43,189	634	1.4%	3,413	7.9%
Commercial investor real estate mortgage	4,699	4,729	4,275	4,083	3,724	(30)	(0.6)%	975	26.2%
Commercial investor real estate construction	1,797	1,821	1,815	1,809	1,867	(24)	(1.3)%	(70)	(3.7)%
Total investor real estate	6,496	6,550	6,090	5,892	5,591	(54)	(0.8)%	905	16.2%
Total business	53,098	52,518	50,397	49,613	48,780	580	1.1%	4,318	8.9%
Residential first mortgage	14,150	14,203	14,230	14,162	13,980	(53)	(0.4)%	170	1.2%
Home equity—lines of credit	5,637	5,792	5,924	6,068	6,259	(155)	(2.7)%	(622)	(9.9)%
Home equity—closed-end	3,273	3,343	3,411	3,475	3,533	(70)	(2.1)%	(260)	(7.4)%
Indirect—vehicles	2,578	2,924	3,109	3,190	3,260	(346)	(11.8)%	(682)	(20.9)%
Indirect—other consumer	2,662	2,429	2,287	2,042	1,743	233	9.6%	919	52.7%
Consumer credit card	1,286	1,304	1,298	1,271	1,245	(18)	(1.4)%	41	3.3%
Other consumer	1,221	1,212	1,217	1,201	1,157	9	0.7%	64	5.5%
Total consumer	30,807	31,207	31,476	31,409	31,177	(400)	(1.3)%	(370)	(1.2)%
Total loans	$83,905	$83,725	$81,873	$81,022	$79,957	$180	0.2%	$3,948	4.9%

Adjusted Average Balances of Loans (non-GAAP)
Regions believes adjusting total average loans for the impact of the purchasing card reclassification from other assets and the indirect vehicles exit portfolio, provides a meaningful calculation of loan growth rates and presents them on the same basis as that applied by management.

	Average Balances
($ amounts in millions)	2Q19	1Q19	4Q18	3Q18	2Q18	2Q19 vs. 1Q19		2Q19 vs. 2Q18
Commercial and industrial	$40,707	$39,999	$38,111	$37,410	$36,874	$708	1.8%	$3,833	10.4%
Add: Purchasing card balances (1)	—	—	252	239	228	—	NM	(228)	(100.0)%
Adjusted commercial and industrial loans (non-GAAP)	$40,707	$39,999	$38,363	$37,649	$37,102	$708	1.8%	$3,605	9.7%
Total commercial loans	$46,602	$45,968	$44,307	$43,721	$43,189	$634	1.4%	$3,413	7.9%
Add: Purchasing card balances (1)	—	—	252	239	228	—	NM	(228)	(100.0)%
Adjusted total commercial loans (non-GAAP)	$46,602	$45,968	$44,559	$43,960	$43,417	$634	1.4%	$3,185	7.3%
Total business loans	$53,098	$52,518	$50,397	$49,613	$48,780	$580	1.1%	$4,318	8.9%
Add: Purchasing card balances (1)	—	—	252	239	228	—	NM	(228)	(100.0)%
Adjusted total business loans (non-GAAP)	$53,098	$52,518	$50,649	$49,852	$49,008	$580	1.1%	$4,090	8.3%
Total consumer loans	$30,807	$31,207	$31,476	$31,409	$31,177	$(400)	(1.3)%	$(370)	(1.2)%
Less: Indirect—vehicles	2,578	2,924	3,109	3,190	3,260	(346)	(11.8)%	(682)	(20.9)%
Adjusted total consumer loans (non-GAAP)	$28,229	$28,283	$28,367	$28,219	$27,917	$(54)	(0.2)%	$312	1.1%
Total loans	$83,905	$83,725	$81,873	$81,022	$79,957	$180	0.2%	$3,948	4.9%
Add: Purchasing card balances (1)	—	—	252	239	228	—	NM	(228)	(100.0)%
Less: Indirect—vehicles	2,578	2,924	3,109	3,190	3,260	(346)	(11.8)%	(682)	(20.9)%
Adjusted total loans (non-GAAP)	$81,327	$80,801	$79,016	$78,071	$76,925	$526	0.7%	$4,402	5.7%
________

(1)	On December 31, 2018, purchasing cards were reclassified to commercial and industrial loans from other assets.

Regions Financial Corporation and Subsidiaries
Financial Supplement to Second Quarter 2019 Earnings Release

Average Balances of Loans (continued)

	Average Balances
	Six Months Ended June 30
($ amounts in millions)	2019	2018	2019 vs. 2018
Commercial and industrial	$40,355	$36,670	$3,685	10.0%
Commercial real estate mortgage—owner-occupied	5,504	6,067	(563)	(9.3)%
Commercial real estate construction—owner-occupied	428	308	120	39.0%
Total commercial	46,287	43,045	3,242	7.5%
Commercial investor real estate mortgage	4,714	3,803	911	24.0%
Commercial investor real estate construction	1,809	1,852	(43)	(2.3)%
Total investor real estate	6,523	5,655	868	15.3%
Total business	52,810	48,700	4,110	8.4%
Residential first mortgage	14,176	13,978	198	1.4%
Home equity—lines of credit	5,714	6,362	(648)	(10.2)%
Home equity—closed-end	3,308	3,554	(246)	(6.9)%
Indirect—vehicles	2,750	3,284	(534)	(16.3)%
Indirect—other consumer	2,546	1,638	908	55.4%
Consumer credit card	1,295	1,251	44	3.5%
Other consumer	1,217	1,157	60	5.2%
Total consumer	31,006	31,224	(218)	(0.7)%
Total Loans	$83,816	$79,924	$3,892	4.9%

Adjusted Average Balances of Loans (non-GAAP)
Regions believes adjusting total average loans for the impact of the purchasing card reclassification from other assets, the first quarter 2018 residential first mortgage loan sale and the indirect vehicles exit portfolio, provides a meaningful calculation of loan growth rates and presents them on the same basis as that applied by management.

	Average Balances
	Six Months Ended June 30
($ amounts in millions)	2019	2018	2019 vs. 2018
Commercial and industrial	$40,355	$36,670	$3,685	10.0%
Add: Purchasing card balances(1)	—	218	(218)	(100.0)%
Adjusted commercial and industrial loans (non-GAAP)	$40,355	$36,888	$3,467	9.4%
Total commercial loans	$46,287	$43,045	$3,242	7.5%
Add: Purchasing card balances(1)	—	218	(218)	(100.0)%
Adjusted total commercial loans (non-GAAP)	$46,287	$43,263	$3,024	7.0%
Total business loans	$52,810	$48,700	$4,110	8.4%
Add: Purchasing card balances(1)	—	218	(218)	(100.0)%
Adjusted total business loans (non-GAAP)	$52,810	$48,918	$3,892	8.0%
Total consumer loans	$31,006	$31,225	$(219)	(0.7)%
Less: Balances of residential first mortgage loans sold(2)	—	81	(81)	(100.0)%
Less: Indirect—vehicles	2,750	3,284	(534)	(16.3)%
Adjusted total consumer loans (non-GAAP)	$28,256	$27,860	$396	1.4%
Total Loans	$83,816	$79,925	$3,891	4.9%
Add: Purchasing card balances(1)	—	218	(218)	(100.0)%
Less: Balances of residential first mortgage loans sold(2)	—	81	(81)	(100.0)%
Less: Indirect—vehicles	2,750	3,284	(534)	(16.3)%
Adjusted total loans (non-GAAP)	$81,066	$76,778	$4,288	5.6%
________
(1) On December 31, 2018, purchasing cards were reclassified to commercial and industrial loans from other assets.
(2) Adjustments to average loan balances assume a simple day-weighted average impact for the year ended December 31, 2018, and are equal to the ending balance of the residential first mortgage loans sold for the prior periods.

Regions Financial Corporation and Subsidiaries
Financial Supplement to Second Quarter 2019 Earnings Release

End of Period Deposits

	As of
						6/30/2019		6/30/2019
($ amounts in millions)	6/30/2019	3/31/2019	12/31/2018	9/30/2018	6/30/2018	vs. 3/31/2019		vs. 6/30/2018
Interest-free deposits	$34,678	$34,775	$35,053	$35,354	$36,055	$(97)	(0.3)%	$(1,377)	(3.8)%
Interest-bearing checking	18,625	19,724	19,175	18,586	19,403	(1,099)	(5.6)%	(778)	(4.0)%
Savings	8,659	9,031	8,788	8,900	8,971	(372)	(4.1)%	(312)	(3.5)%
Money market—domestic	24,729	23,806	24,111	23,896	24,255	923	3.9%	474	2.0%
Low-cost deposits	86,691	87,336	87,127	86,736	88,684	(645)	(0.7)%	(1,993)	(2.2)%
Time deposits	7,731	7,704	7,122	6,499	6,576	27	0.4%	1,155	17.6%
Total Customer Deposits	94,422	95,040	94,249	93,235	95,260	(618)	(0.7)%	(838)	(0.9)%
Corporate treasury time deposits	549	680	242	20	23	(131)	(19.3)%	526	NM
Total Deposits	$94,971	$95,720	$94,491	$93,255	$95,283	$(749)	(0.8)%	$(312)	(0.3)%

	As of
						6/30/2019		6/30/2019
($ amounts in millions)	6/30/2019	3/31/2019	12/31/2018	9/30/2018	6/30/2018	vs. 3/31/2019		vs. 6/30/2018
Consumer Bank Segment	$59,775	$59,880	$57,575	$57,939	$58,713	$(105)	(0.2)%	$1,062	1.8%
Corporate Bank Segment	26,386	26,741	27,748	26,002	26,873	(355)	(1.3)%	(487)	(1.8)%
Wealth Management Segment	7,919	7,994	8,072	8,018	8,334	(75)	(0.9)%	(415)	(5.0)%
Other (1)	891	1,105	1,096	1,296	1,363	(214)	(19.4)%	(472)	(34.6)%
Total Deposits	$94,971	$95,720	$94,491	$93,255	$95,283	$(749)	(0.8)%	$(312)	(0.3)%

	As of
						6/30/2019		6/30/2019
($ amounts in millions)	6/30/2019	3/31/2019	12/31/2018	9/30/2018	6/30/2018	vs. 3/31/2019		vs. 6/30/2018
Wealth Management - Private Wealth	$6,965	$7,089	$7,204	$7,035	$7,248	$(124)	(1.7)%	$(283)	(3.9)%
Wealth Management - Institutional Services	954	905	868	983	1,086	49	5.4%	(132)	(12.2)%
Total Wealth Management Segment Deposits	$7,919	$7,994	$8,072	$8,018	$8,334	$(75)	(0.9)%	$(415)	(5.0)%

					As of
End of Period Deposits by Percentage					6/30/2019	3/31/2019	12/31/2018	9/30/2018	6/30/2018
Customer Deposits
Interest-free deposits					36.5%	36.3%	37.1%	37.9%	37.8%
Interest-bearing checking					19.6%	20.6%	20.3%	19.9%	20.4%
Savings					9.1%	9.4%	9.3%	9.6%	9.4%
Money market—domestic					26.0%	24.9%	25.5%	25.6%	25.5%
Low-cost deposits					91.2%	91.2%	92.2%	93.0%	93.1%
Time deposits					8.2%	8.1%	7.5%	7.0%	6.9%
Total Customer Deposits					99.4%	99.3%	99.7%	100.0%	100.0%
Corporate treasury time deposits					0.6%	0.7%	0.3%	—%	—%
Total Deposits					100.0%	100.0%	100.0%	100.0%	100.0%

(1)	Consists primarily of brokered deposits.

Regions Financial Corporation and Subsidiaries
Financial Supplement to Second Quarter 2019 Earnings Release

Average Balances of Deposits

	Average Balances
($ amounts in millions)	2Q19	1Q19	4Q18	3Q18	2Q18	2Q19 vs. 1Q19		2Q19 vs. 2Q18
Interest-free deposits	$33,883	$33,896	$35,169	$35,414	$35,811	$(13)	—%	$(1,928)	(5.4)%
Interest-bearing checking	18,869	19,309	18,295	18,924	19,534	(440)	(2.3)%	(665)	(3.4)%
Savings	8,806	8,852	8,827	8,928	8,981	(46)	(0.5)%	(175)	(1.9)%
Money market—domestic	24,350	23,989	23,850	24,046	24,225	361	1.5%	125	0.5%
Money market—foreign	—	—	—	—	10	—	—%	(10)	(100.0)%
Low-cost deposits	85,908	86,046	86,141	87,312	88,561	(138)	(0.2)%	(2,653)	(3.0)%
Time deposits	7,800	7,471	6,792	6,501	6,610	329	4.4%	1,190	18.0%
Total Customer Deposits	93,708	93,517	92,933	93,813	95,171	191	0.2%	(1,463)	(1.5)%
Corporate treasury time deposits	657	496	87	21	23	161	32.5%	634	NM
Corporate treasury other deposits	553	157	139	108	59	396	252.2%	494	NM
Total Deposits	$94,918	$94,170	$93,159	$93,942	$95,253	$748	0.8%	$(335)	(0.4)%

	Average Balances
($ amounts in millions)	2Q19	1Q19	4Q18	3Q18	2Q18	2Q19 vs. 1Q19		2Q19 vs. 2Q18
Consumer Bank Segment	$59,277	$57,952	$57,366	$57,684	$58,152	$1,325	2.3%	$1,125	1.9%
Corporate Bank Segment	26,154	26,904	26,323	26,563	27,160	(750)	(2.8)%	(1,006)	(3.7)%
Wealth Management Segment	7,924	7,948	8,027	8,235	8,528	(24)	(0.3)%	(604)	(7.1)%
Other (1)	1,563	1,366	1,443	1,460	1,413	197	14.4%	150	10.6%
Total Deposits	$94,918	$94,170	$93,159	$93,942	$95,253	$748	0.8%	$(335)	(0.4)%

	Average Balances
($ amounts in millions)	2Q19	1Q19	4Q18	3Q18	2Q18	2Q19 vs. 1Q19		2Q19 vs. 2Q18
Wealth Management - Private Wealth	$7,033	$7,111	$7,084	$7,250	$7,430	$(78)	(1.1)%	$(397)	(5.3)%
Wealth Management - Institutional Services	891	837	943	985	1,098	54	6.5%	(207)	(18.9)%
Total Wealth Management Segment Deposits	$7,924	$7,948	$8,027	$8,235	$8,528	$(24)	(0.3)%	$(604)	(7.1)%

	Average Balances
	Six Months Ended June 30
($ amounts in millions)	2019	2018	2019 vs. 2018
Customer Deposits
Interest-free deposits	$33,889	$35,638	$(1,749)	(4.9)%
Interest-bearing checking	19,087	19,734	(647)	(3.3)%
Savings	8,829	8,799	30	0.3%
Money market—domestic	24,171	24,401	(230)	(0.9)%
Money market—foreign	—	16	(16)	(100.0)%
Low-cost deposits	85,976	88,588	(2,612)	(2.9)%
Time deposits	7,637	6,685	952	14.2%
Total Customer Deposits	93,613	95,273	(1,660)	(1.7)%
Corporate treasury time deposits	577	24	553	NM
Corporate treasury other deposits	356	43	313	NM
Total Deposits	$94,546	$95,340	$(794)	(0.8)%

	Average Balances
	Six Months Ended June 30
($ amounts in millions)	2019	2018	2019 vs. 2018
Consumer Bank Segment	$58,618	$57,652	$966	1.7%
Corporate Bank Segment	26,527	27,415	(888)	(3.2)%
Wealth Management Segment	7,936	8,734	(798)	(9.1)%
Other (1)	1,465	1,539	(74)	(4.8)%
Total Deposits	$94,546	$95,340	$(794)	(0.8)%

	Average Balances
	Six Months Ended June 30
($ amounts in millions)	2019	2018	2019 vs. 2018
Wealth Management - Private Wealth	$7,072	$7,597	$(525)	(6.9)%
Wealth Management - Institutional Services	864	1,137	(273)	(24.0)%
Total Wealth Management Segment Deposits	$7,936	$8,734	$(798)	(9.1)%

(1)	Consists primarily of brokered deposits.

Regions Financial Corporation and Subsidiaries
Financial Supplement to Second Quarter 2019 Earnings Release

Reconciliation to GAAP Financial Measures
Tangible Common Ratios and Capital
The following tables provide the calculation of the end of period “tangible common stockholders’ equity” and "tangible common book value per share" ratios, a reconciliation of stockholders’ equity (GAAP) to tangible common stockholders’ equity (non-GAAP), and the fully phased-in pro-forma of Basel III common equity Tier 1 (non-GAAP).

The calculation of the fully phased-in pro-forma "Common equity Tier 1" (CET1) is based on Regions’ understanding of the Final Basel III requirements. For Regions, the Basel III framework became effective on a phased-in approach starting in 2015 with full implementation extending to 2019. The Basel III rules are now fully phased in, other than with respect to deductions and adjustments whose transitional treatment has been extended until the federal banking agencies' September 2017 proposal to revise and simplify the capital treatment of selected categories of assets is finalized. The calculation provided below includes estimated pro-forma amounts for the ratio on a fully phased-in basis. Regions’ current understanding of the final framework includes certain assumptions, including the Company’s interpretation of the requirements, and informal feedback received through the regulatory process. Regions’ understanding of the framework is evolving and will likely change as analyses and discussions with regulators continue. Because Regions is not currently subject to the fully phased-in capital rules, this pro-forma measure is considered to be a non-GAAP financial measure, and other entities may calculate it differently from Regions’ disclosed calculation.

A company's regulatory capital is often expressed as a percentage of risk-weighted assets. Under the risk-based capital framework, a company’s balance sheet assets and credit equivalent amounts of off-balance sheet items are assigned to broad risk categories. The aggregated dollar amount in each category is then multiplied by the prescribed risk-weighted percentage. The resulting weighted values from each of the categories are added together and this sum is the risk-weighted assets total that, as adjusted, comprises the denominator of certain risk-based capital ratios. Common equity Tier 1 capital is then divided by this denominator (risk-weighted assets) to determine the common equity Tier 1 capital ratio. The amounts disclosed as risk-weighted assets are calculated consistent with banking regulatory requirements on a fully phased-in basis.

Since analysts and banking regulators may assess Regions’ capital adequacy using tangible common stockholders' equity and the fully phased-in Basel III framework, we believe that it is useful to provide investors the ability to assess Regions’ capital adequacy on these same bases.

		As of and for Quarter Ended
($ amounts in millions, except per share data)		6/30/2019	3/31/2019	12/31/2018	9/30/2018	6/30/2018
Tangible Common Ratios—Consolidated
Stockholders’ equity (GAAP)		$16,608	$15,512	$15,090	$14,770	$15,777
Less:
Preferred stock (GAAP)		1,310	820	820	820	820
Intangible assets (GAAP)		4,930	4,937	4,944	4,951	5,060
Deferred tax liability related to intangibles (GAAP)		(94)	(94)	(94)	(95)	(97)
Tangible common stockholders’ equity (non-GAAP)	A	$10,462	$9,849	$9,420	$9,094	$9,994
Total assets (GAAP)		$127,518	$128,802	$125,688	$124,578	$124,557
Less:
Intangible assets (GAAP)		4,930	4,937	4,944	4,951	5,060
Deferred tax liability related to intangibles (GAAP)		(94)	(94)	(94)	(95)	(97)
Tangible assets (non-GAAP)	B	$122,682	$123,959	$120,838	$119,722	$119,594
Shares outstanding—end of quarter	C	1,004	1,013	1,025	1,055	1,114
Tangible common stockholders’ equity to tangible assets (non-GAAP)	A/B	8.53%	7.95%	7.80%	7.60%	8.36%
Tangible common book value per share (non-GAAP)	A/C	$10.42	$9.72	$9.19	$8.62	$8.97

		As of and for Quarter Ended
($ amounts in millions)		6/30/2019	3/31/2019	12/31/2018	9/30/2018	6/30/2018
Basel III Common Equity Tier 1 Ratio—Fully Phased-In Pro-Forma (1)
Stockholder's equity (GAAP)		$16,608	$15,512	$15,090	$14,770	$15,777
Non-qualifying goodwill and intangibles		(4,827)	(4,833)	(4,839)	(4,845)	(4,953)
Adjustments, including all components of accumulated other comprehensive income, disallowed deferred tax assets, threshold deductions and other adjustments		13	584	940	1,376	1,230
Preferred stock (GAAP)		(1,310)	(820)	(820)	(820)	(820)
Basel III common equity Tier 1—Fully Phased-In Pro-Forma (non-GAAP)	D	$10,484	$10,443	$10,371	$10,481	$11,234
Basel III risk-weighted assets—Fully Phased-In Pro-Forma (non-GAAP) (2)	E	$106,458	$107,128	$105,475	$103,721	$102,819
Basel III common equity Tier 1 ratio—Fully Phased-In Pro-Forma (non-GAAP)	D/E	9.8%	9.8%	9.8%	10.1%	10.9%

(1)	Current quarter amounts and the resulting ratio are estimated.

(2)
Regions has systems and internal controls in place to calculate risk-weighted assets as required by Basel III on a fully phased-in basis. The amounts included above are a reasonable approximation, based on our understanding of the requirements.

Regions Financial Corporation and Subsidiaries
Financial Supplement to Second Quarter 2019 Earnings Release

Forward-Looking Statements
This release may include forward-looking statements as defined in the Private Securities Litigation Reform Act of 1995. Forward-looking statements are not based on historical information, but rather are related to future operations, strategies, financial results or other developments. Forward-looking statements are based on management’s current expectations as well as certain assumptions and estimates made by, and information available to, management at the time the statements are made. Those statements are based on general assumptions and are subject to various risks, and because they also relate to the future they are likewise subject to inherent uncertainties and other factors that may cause actual results to differ materially from the views, beliefs and projections expressed in such statements. Therefore, we caution you against relying on any of these forward-looking statements. These risks, uncertainties and other factors include, but are not limited to, those described below:

•
Current and future economic and market conditions in the United States generally or in the communities we serve, including the effects of possible declines in property values, increases in unemployment rates and potential reductions of economic growth, which may adversely affect our lending and other businesses and our financial results and conditions.

•
Possible changes in trade, monetary and fiscal policies of, and other activities undertaken by, governments, agencies, central banks and similar organizations, which could have a material adverse effect on our earnings.

•
Possible changes in market interest rates or capital markets could adversely affect our revenue and expense, the value of assets and obligations, and the availability and cost of capital and liquidity.

•
Any impairment of our goodwill or other intangibles, any repricing of assets, or any adjustment of valuation allowances on our deferred tax assets due to changes in law, adverse changes in the economic environment, declining operations of the reporting unit or other factors.

•
The effect of changes in tax laws, including the effect of any future interpretations of or amendments to Tax Reform, which may impact our earnings, capital ratios and our ability to return capital to stockholders.

•	Possible changes in the creditworthiness of customers and the possible impairment of the collectability of loans and leases, including operating leases.

•
Changes in the speed of loan prepayments, loan origination and sale volumes, charge-offs, loan loss provisions or actual loan losses where our allowance for loan losses may not be adequate to cover our eventual losses.

•	Possible acceleration of prepayments on mortgage-backed securities due to low interest rates, and the related acceleration of premium amortization on those securities.

•	Loss of customer checking and savings account deposits as customers pursue other, higher-yield investments, which could increase our funding costs.

•	Possible changes in consumer and business spending and saving habits and the related effect on our ability to increase assets and to attract deposits, which could adversely affect our net income.

•
Our ability to effectively compete with other traditional and non-traditional financial services companies, some of whom possess greater financial resources than we do or are subject to different regulatory standards than we are.

•
Our inability to develop and gain acceptance from current and prospective customers for new products and services and the enhancement of existing products and services to meet customers’ needs and respond to emerging technological trends in a timely manner could have a negative impact on our revenue.

•	Our inability to keep pace with technological changes could result in losing business to competitors.

•
Changes in laws and regulations affecting our businesses, including legislation and regulations relating to bank products and services, as well as changes in the enforcement and interpretation of such laws and regulations by applicable governmental and self-regulatory agencies, which could require us to change certain business practices, increase compliance risk, reduce our revenue, impose additional costs on us, or otherwise negatively affect our businesses.

•
Our ability to obtain a regulatory non-objection (as part of the CCAR process or otherwise) to take certain capital actions, including paying dividends and any plans to increase common stock dividends, repurchase common stock under current or future programs, or redeem preferred stock or other regulatory capital instruments, may impact our ability to return capital to stockholders and market perceptions of us.

•
Our ability to comply with stress testing and capital planning requirements (as part of the CCAR process or otherwise) may continue to require a significant investment of our managerial resources due to the importance and intensity of such tests and requirements.

•
Our ability to comply with applicable capital and liquidity requirements (including, among other things, the Basel III capital standards and the LCR rule), including our ability to generate capital internally or raise capital on favorable terms, and if we fail to meet requirements, our financial condition could be negatively impacted.

•	The effects of any developments, changes or actions relating to any litigation or regulatory proceedings brought against us or any of our subsidiaries.

•
The costs, including possibly incurring fines, penalties, or other negative effects (including reputational harm) of any adverse judicial, administrative, or arbitral rulings or proceedings, regulatory enforcement actions, or other legal actions to which we or any of our subsidiaries are a party, and which may adversely affect our results.

•	Our ability to manage fluctuations in the value of assets and liabilities and off-balance sheet exposure so as to maintain sufficient capital and liquidity to support our business.

•	Our ability to execute on our strategic and operational plans, including our ability to fully realize the financial and non-financial benefits relating to our strategic initiatives.

•	The risks and uncertainties related to our acquisition or divestiture of businesses.

•	The success of our marketing efforts in attracting and retaining customers.

•
Our ability to recruit and retain talented and experienced personnel to assist in the development, management and operation of our products and services may be affected by changes in laws and regulations in effect from time to time.

•	Fraud or misconduct by our customers, employees or business partners.

•	Any inaccurate or incomplete information provided to us by our customers or counterparties.

Regions Financial Corporation and Subsidiaries
Financial Supplement to Second Quarter 2019 Earnings Release

•
Inability of our framework to manage risks associated with our business such as credit risk and operational risk, including third-party vendors and other service providers, which could, among other things, result in a breach of operating or security systems as a result of a cyber attack or similar act or failure to deliver our services effectively.

•	Dependence on key suppliers or vendors to obtain equipment and other supplies for our business on acceptable terms.

•	The inability of our internal controls and procedures to prevent, detect or mitigate any material errors or fraudulent acts.

•	The effects of geopolitical instability, including wars, conflicts and terrorist attacks and the potential impact, directly or indirectly, on our businesses.

•
The effects of man-made and natural disasters, including fires, floods, droughts, tornadoes, hurricanes, and environmental damage, which may negatively affect our operations and/or our loan portfolios and increase our cost of conducting business. The severity and impact of future earthquakes, fires, hurricanes, tornadoes, droughts, floods and other weather-related events are difficult to predict and may be exacerbated by global climate change.

•
Changes in commodity market prices and conditions could adversely affect the cash flows of our borrowers operating in industries that are impacted by changes in commodity prices (including businesses indirectly impacted by commodities prices such as businesses that transport commodities or manufacture equipment used in the production of commodities), which could impair their ability to service any loans outstanding to them and/or reduce demand for loans in those industries.

•
Our ability to identify and address cyber-security risks such as data security breaches, malware, “denial of service” attacks, “hacking” and identity theft, including account take-overs, a failure of which could disrupt our business and result in the disclosure of and/or misuse or misappropriation of confidential or proprietary information, disruption or damage to our systems, increased costs, losses, or adverse effects to our reputation.

•	Our ability to realize our adjusted efficiency ratio target as part of our expense management initiatives.

•
Possible cessation or market replacement of LIBOR and the related effect on our LIBOR-based financial products and contracts, including, but not limited to, hedging products, debt obligations, investments, and loans.

•	Possible downgrades in our credit ratings or outlook could increase the costs of funding from capital markets.

•	The effects of a possible downgrade in the U.S. government’s sovereign credit rating or outlook, which could result in risks to us and general economic conditions that we are not able to predict.

•
The effects of problems encountered by other financial institutions that adversely affect us or the banking industry generally could require us to change certain business practices, reduce our revenue, impose additional costs on us, or otherwise negatively affect our businesses.

•
The effects of the failure of any component of our business infrastructure provided by a third party could disrupt our businesses, result in the disclosure of and/or misuse of confidential information or proprietary information, increase our costs, negatively affect our reputation, and cause losses.

•	Our ability to receive dividends from our subsidiaries could affect our liquidity and ability to pay dividends to shareholders.

•
Changes in accounting policies or procedures as may be required by the FASB or other regulatory agencies could materially affect our financial statements and how we report those results, and expectations and preliminary analyses relating to how such changes will affect our financial results could prove incorrect.

•	Other risks identified from time to time in reports that we file with the SEC.

•	Fluctuations in the price of our common stock and inability to complete stock repurchases in the time frame and/or on the terms anticipated.

•	The effects of any damage to our reputation resulting from developments related to any of the items identified above.
The foregoing list of factors is not exhaustive. For discussion of these and other factors that may cause actual results to differ from expectations, look under the captions “Forward-Looking Statements” and “Risk Factors” of Regions’ Annual Report on Form 10-K for the year ended December 31, 2018 as filed with the SEC.
The words "future," “anticipates,” "assumes," “intends,” “plans,” “seeks,” “believes,” "predicts," "potential," "objectives," “estimates,” “expects,” “targets,” “projects,” “outlook,” “forecast,” "would," “will,” “may,” “might,” “could,” “should,” “can,” and similar terms and expressions often signify forward-looking statements. You should not place undue reliance on any forward-looking statements, which speak only as of the date made. Factors or events that could cause our actual results to differ may emerge from time to time, and it is not possible to predict all of them. We assume no obligation and do not intend to update or revise any forward-looking statements that are made from time to time, either as a result of future developments, new information or otherwise, except as may be required by law.
Regions’ Investor Relations contact is Dana Nolan at (205) 264-7040; Regions’ Media contact is Evelyn Mitchell at (205) 264-4551.